                                    EXHIBIT 1
                                    ---------

                  AGREEMENT AS TO JOINT FILING OF SCHEDULE 13G
                  --------------------------------------------

Each of the undersigned hereby affirms that it is individually eligible to use
Schedule 13G, and agrees that this Schedule 13G is filed on its behalf.

Date:   July 6, 2004

                      TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC


                      By: /s/ Andrew E. Feldman
                         --------------------------------------------
                         Name:  Andrew E. Feldman
                         Title:  Assistant Secretary



                      PLAZA LLC


                      By: /s/ Ernest J. Wright
                         --------------------------------------------
                         Name:  Ernest J. Wright
                         Title:  Secretary



                      THE TRAVELERS INSURANCE COMPANY


                      By: /s/ David C. Goldberg
                         --------------------------------------------
                         Name:  David C. Goldberg
                         Title:  Assistant Secretary





                      CITIGROUP INSURANCE HOLDING CORPORATION


                      By: /s/ David C. Goldberg
                         --------------------------------------------
                         Name:  David C. Goldberg
                         Title:  Assistant Secretary



                      ASSOCIATED MADISON COMPANIES, INC.


                      By: /s/ David C. Goldberg
                         --------------------------------------------
                         Name:  David C. Goldberg
                         Title:  Assistant Secretary






                      CITIGROUP INC.


                      By: /s/ David C. Goldberg
                         --------------------------------------------
                         Name:  David C. Goldberg
                         Title:  Assistant Secretary